UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23741

Variant Impact Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

Variant Impact Fund

Annual Report

For the period November 1, 2021
(commencement of operations)
to April 30, 2022

Variant Impact Fund

Table of Contents
For the period November 1, 2021 (commencement of operations) to April 30, 2022

Management Discussion of Fund Performance	2-3
Fund Performance (Unaudited)	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6-7
Portfolio Allocation (Unaudited)	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Shareholders’ Equity	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14-26
Fund Management (Unaudited)	27-29
Other Information (Unaudited)	30-33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Variant Impact Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Variant Impact Fund

Management Discussion of Fund Performance

April 30, 2022

Dear Shareholder,

Variant Investments, LLC (“Variant”) is pleased to provide the audited annual financial statements for the Variant Impact Fund1 (the “Fund”) for the partial fiscal year that ended April 30, 2022. The Fund launched on November 1, 2021.

We are excited about the launch of this new strategy with a dedicated impact investment focus. The product was designed to meet the growing demand for investment solutions that target both profit and purpose in investment activities. Please read the prospectus for more information.

We are pleased with the performance of the Fund during this initial launch period. Over the partial fiscal year, the institutional share class for the Fund (IMPCX) delivered a net total return2 of +4.35%. We believe the performance compares favorably to many income-oriented risk assets over the same period. The Fund’s performance benefited from varied underlying exposures across impact markets. Investments in affordable quality housing, financial inclusion and energy efficiency had the greatest contribution to return over the partial fiscal year. There were some modest detractors to performance in individual months within climate change mitigation. The Fund’s focus on private market niches with less economic sensitivity, as well as deal structures which we believe have strong downside mitigation, supported investment results.

The Fund’s assets under management (“AUM”) ended the partial fiscal year at $7 million. The Fund’s investor base was limited to internal seed capital that was drawn down to build out the initial portfolio.

A complete listing of the Fund’s investments can be found in the Schedule of Investments.

On behalf of the entire Variant team, we are excited about this new chapter and looking forward to working with each of you in the year ahead.

Sincerely,

JB Hayes, Principal	Curt Fintel, Principal	Bob Elsasser, Principal

[1]

The Variant Impact Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 10, 2021 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

[2]	The net total return uses geometric returns and reflects the reinvestment of earnings.

The Variant Impact Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares. A prospective investor must meet the definition of “accredited investor” under Regulation D under the Securities Act of 1933.

Important Risks: Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund is required to implement a Share repurchase program only a limited number of Shares will be eligible for repurchase by the Fund.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments. The Fund is a newly-organized closed-end management investment company that has limited operating history and no public trading of its shares. The Fund is a non-diversified management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the fund is subject to investment related risks of the underlying funds, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of

Variant Impact Fund

Management Discussion of Fund Performance
April 30, 2022 (continued)

“exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

In implementing the Fund’s impact investment strategy, the Investment Manager may select or exclude certain investments for reasons other than investment performance. For this reason, the Fund’s impact strategy could cause it to perform differently compared to funds that do not have such strategy. There is no guarantee that the Investment Manager’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. Currently, there is a lack of common industry standards relating to the development and application of environmental, social and governance (ESG) criteria, which may make it difficult to compare the Funds’ principal investment strategies with the investment strategies of other funds that integrate certain “impact” criteria.

PANDEMIC RISK. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM (877) 770-7717 OR WWW.VARIANTINVESTMENTS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Foreside Fund Services, LLC, distributor.

Variant Impact Fund

Fund Performance (Unaudited)

April 30, 2022

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2022	Since Inception
Variant Impact Fund (Commencement of Operations Date November 1, 2021)	4.35%
Bloomberg U.S. Aggregate Bond Index	-9.47%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 770-7717.

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Variant Impact Fund

Report of Independent Registered Public Accounting Firm

April 30, 2022

To the Shareholders and Board of Trustees of
Variant Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Variant Impact Fund (the “Fund”) as of April 30, 2022, the related statements of operations, cash flows, and changes in shareholders’ equity, the related notes and the financial highlights for the period November 1, 2021 (commencement of operations) through April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations, cash flows, changes in shareholders’ equity and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, brokers, participating lenders, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Variant Investments, LLC since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
July 7, 2022

Variant Impact Fund

Schedule of Investments

April 30, 2022

	Shares/ Units	First Acquisition Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in private investment companies - 28.5%
Real Estate Equity
CRP Affordable Housing Fund, LLC (a)(b)	—	11/1/2021	$1,200,000	$1,268,416	19.3%
Specialty Finance
WindSail Credit QP Fund, LP (b)(c)	—	1/28/2022	600,000	605,504	9.3
Total investment in private investment companies			1,800,000	1,873,920	28.5

Investment in credit facilities - 57.2%
Real Estate Debt
Almond Estate Company Limited - Adah Gardens 2, 30.0%, due 02/28/2023 (a)	—	1/31/2022	483,000	483,000	7.3
Almond Estate Company Limited - Kitsuru 2 Block A, 10.0%, due 11/30/2022 (a)	—	12/15/2021	689,825	689,825	10.5
Dream America, LLC, 11.0%, due 02/24/2024 (a)	—	2/24/2022	500,000	500,000	7.6
			1,672,825	1,672,825	25.4
Specialty Finance
Ky Lan Asset Finance 1, a sub-fund of Komodo Asset I VCC, 9.5%, due 01/26/2024 (a)	—	1/26/2022	961,850	961,850	14.6
RKB Bridge Solutions, LLC, SOFR + 6.75%, due 12/31/2023 (a)(d)	—	4/21/2022	130,000	130,000	2.0
Star Strong Master, LLC - The Black Box Project LLC, 10.0%, due 04/30/2024 (a)	—	4/29/2022	200,000	200,000	3.0
Star Strong Master, LLC - Naboso Technology Inc., 10.0%, due 04/07/2024 (a)	—	12/14/2021	493,728	493,728	7.5
Star Strong Master, LLC - The Financial Gym Inc., 10.0%, due 03/04/2024 (a)	—	3/7/2022	211,000	211,000	3.2
Star Strong Master, LLC - Prepped, Inc., 10.0%, due 03/08/2024 (a)	—	3/25/2022	100,420	100,420	1.5
			2,096,998	2,096,998	31.8
Total investment in credit facilities			3,769,823	3,769,823	57.2

Investments in direct equities - 0.8%
Specialty Finance
Star Strong Funding, LLC (a)	—	4/27/2022	52,000	52,000	0.8
Total investment in direct equities			52,000	52,000	0.8

See accompanying Notes to Financial Statements.

Variant Impact Fund

Schedule of Investments
April 30, 2022 (continued)

	Shares/ Units	First Acquisition Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in public securities - 1.6%
KraneShares California Carbon Allowance Strategy ETF	4,150	1/27/2022	$99,621	$104,248	1.6%
Total investment in public securities			99,621	104,248	1.6
Investments in money market instruments - 9.5%
Fidelity Government Portfolio, Institutional Class, 0.20% (e)	72,000		72,000	72,000	1.1
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.32% (e)	551,176		551,176	551,176	8.4
Total investment in money market instruments			623,176	623,176	9.5

Total Investments (cost $6,344,620)				$6,423,167	97.6%
Other assets less liabilities				152,452	2.4
Net Assets				$6,575,619	100.0%

(a)	Value was determined using significant unobservable inputs. See Note 4.

(b)	Private investment company does not issue shares or units.

(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 10 for respective investment categories, unfunded commitments and redemptive restrictions.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.

(e)	Rate listed is the annualized 7-day effective yield at 4/30/2022.

See accompanying Notes to Financial Statements.

Variant Impact Fund

Portfolio Allocation (Unaudited)

April 30, 2022

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	57.2%
Private Investment Companies	28.5%
Money Market Instruments	9.5%
Public Securities	1.6%
Direct Equities	0.8%
Total Investments	97.6%
Other assets less liabilities	2.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Variant Impact Fund

Statement of Assets and Liabilities

April 30, 2022

Assets
Investments, at fair value (cost $6,344,620)	$6,423,167
Cash	7,629
Due from investment manager	229,147
Interest receivable	75,888
Prepaid expenses	37,018
Total Assets	6,772,849

Liabilities
Audit fees payable	74,999
Legal fees payable	28,197
Accounting and administration fees payable	29,080
Custody fees payable	11,654
Federal taxes payable	32,718
Other liabilities	20,582
Total Liabilities	197,230

Net Assets	$6,575,619

Components of Net Assets:
Paid-in Capital (par value of $0.01 with an unlimited amount of shares authorized)	$6,489,449
Total distributable earnings	86,170
Net Assets	$6,575,619

Institutional Class Shares:
Net assets applicable to shares outstanding	$6,575,619
Shares of beneficial interest issued and outstanding	258,507
Net asset value per share	$25.44

See accompanying Notes to Financial Statements.

Variant Impact Fund

Statement of Operations

For the period November 1, 2021 (commencement of operations) to April 30, 2022

Investment Income
Interest (net of withholding taxes, $0)	$95,801
Distributions from private investment companies	10,230
Total Investment Income	106,031

Expenses
Audit fees	74,999
Accounting and administration fees	55,044
Legal fees	35,704
Federal income taxes	32,718
Investment management fees	21,439
Custody fees	14,876
Trustee fees	11,901
Transfer agent fees	10,489
Blue sky fees	3,720
Insurance fees	3,224
Other expenses	16,612
Total expenses	280,726
Less fees waived by investment manager (see Note 6)	(250,586)
Net Expenses	30,140

Net Investment Income	75,891

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation) on:
Investments	78,547
Net change in unrealized appreciation (depreciation)	78,547
Net realized and unrealized gain (loss)	78,547

Net increase in net assets resulting from operations	$154,438

See accompanying Notes to Financial Statements.

Variant Impact Fund

Statement of Changes in Shareholders’ Equity

For the period November 1, 2021 (commencement of operations) to April 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$75,891
Net realized gain	—
Net change in unrealized appreciation	78,547
Net increase in net assets resulting from operations	154,438

Distributions to Shareholders:
Distributions:
Institutional Class	(68,535)
From return of capital:
Institutional Class	(26,672)
Total distributions to shareholders	(95,207)

Capital Share Transactions:
Institutional Class Shares
Net proceeds from shares sold:	6,330,000
Reinvestment of distributions:	86,388
Cost of shares repurchased:	—
Net increase in net assets from Institutional Class Shares capital transactions	6,416,388

Net increase in net assets resulting from capital transactions	6,416,388

Total increase in net assets	6,475,619

Net Assets:
Beginning of period[1]	100,000
End of period	$6,575,619

Share Transactions:
Institutional Class Shares
Issued	251,073
Reinvested	3,434
Repurchased	—
Change in Institutional Class Shares	254,507

[1]	The Investment Manager made the initial share purchase of $100,000 on 10/15/2021. The total initial share purchase of $100,000 included 4,000 shares purchased at $25 per share.

See accompanying Notes to Financial Statements.

Variant Impact Fund

Statement of Cash Flows

For the period November 1, 2021 (commencement of operations) to April 30, 2022

Cash flows from operating activities:
Net Increase in net assets resulting from Operations	$154,438
Adjustments to reconcile net increase in net assets resulting from
Operations to net cash used in operating activities:
Net change in unrealized appreciation (depreciation) on:
Investments	(78,547)
Purchases of long-term investments	(5,721,444)
Purchase of short-term investments, net	(623,176)
Changes in operating assets and liabilities:
Increase in due from investment manager	(229,147)
Increase in interest receivable	(75,888)
Increase in other assets	(37,018)
Increase in audit fees payable	74,999
Increase in federal taxes payable	32,718
Increase in legal fees payable	28,197
Increase in accounting and administration fees payable	29,080
Increase in custody fees payable	11,654
Increase in other liabilities	20,582
Net cash used in operating activities	(6,413,552)

Cash flows from financing activities:
Proceeds from shares sold	6,330,000
Distributions to shareholders, net of reinvestments	(8,819)
Net cash provided by financing activities	6,321,181

Net Decrease in Cash	(92,371)

Cash:
Beginning of period	100,000
End of period	$7,629

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $86,388.

See accompanying Notes to Financial Statements.

Variant Impact Fund

Financial Highlights

Institutional Class

Per share operating performance. For a capital share outstanding throughout each year/period.

For the Period Ended April 30, 2022[1]
Net asset value, beginning of year/period	$25.00
Income from Investment Operations:
Net investment income [2]	0.55
Net realized and unrealized gain (loss)	0.53
Total from investment operations	1.08

Less Distributions:
From net investment income	(0.45)
From return of capital	(0.19)
Total distributions	(0.64)

Net asset value, end of year/period	$25.44

Total return [3]	4.35%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,576

Ratio of expenses to average net assets:
(including interest)
Before fees waived/recovered [6]	16.21%[5]
After fees waived/recovered [6]	1.75%[5]
Ratio of expenses to average net assets:
(excluding interest)
Before fees waived/recovered [6]	16.21%[5]
After fees waived/recovered [6]	1.75%[5]
Ratio of net investment income to average net assets:
(including interest)
Before fees waived/recovered [6]	-10.09%[5]
After fees waived/recovered [6]	4.37%[5]
Ratio of net investment income to average net assets:
(excluding interest)
Before fees waived/recovered [6]	-10.09%[5]
After fees waived/recovered [6]	4.37%[5]

Portfolio turnover rate	0%[4]

[1]	For the period November 1, 2021 (commencement of operations) to April 30, 2022.
[2]	Based on average shares outstanding for the period.
[3]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	The expenses and net investment loss ratios include income or expenses of the private investment companies valued at practical expedient in which the Fund invests.

See accompanying Notes to Financial Statements.

Variant Impact Fund

Notes to Financial Statements

April 30, 2022

1. Organization

The Variant Impact Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 10, 2021 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund has a primary objective of providing a high level of current income. Capital appreciation is a secondary objective of the Fund. The Fund will also seek to generate positive social and environmental impact by targeting investment opportunities that are both aligned with the United Nations Sustainable Development Goals (“UN SDGs”) and consistent with the Fund’s impact investing framework. The Fund intends to invest in a wide range of opportunities to advance one or more UN SDGs across three core impact objectives: (i) financial inclusion; (ii) equitable growth; and (iii) responsible consumption. Such investments are typically domestic and foreign privately-held investments that are outside of traditional public equity and bond markets. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategy will be successful.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

2. Accounting Policies (continued)

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Investment Manager. The Investment Manager’s Valuation Committee (the “Valuation Committee”) will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Committee.

Fixed income securities (other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (b) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invest in generally do not have a readily available external price. Under these circumstances, the Valuation Committee determines in good faith that cost is the best fair value for such securities in absence of material changes in market interest rates, the facility’s pledged collateral, and/or the borrower’s ability to pay. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in a wide range of investment vehicles (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Committee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Committee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Committee of any information or factors deemed appropriate. The Valuation Committee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

2. Accounting Policies (continued)

Fair valuation involves subjective judgments, and there is no single standard for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. The Fund did not engage in during the period nor had any open futures contracts as of April 30, 2022.

Federal Income Taxes

It is the Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any tax year in which a Fund’s portfolio holds at least 50% of its assets in qualifying assets at the end of each quarter, among other requirements, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. The Fund did not qualify to elect treatment as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code for the current period. The Fund is treated as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal, state and local income tax on taxable income. For the period November 1, 2021 (commencement of operations) through April 30, 2022 the federal income tax rate is 21 percent.

3. Principal Risks

Impact Investing Risk

There is a risk that the investments identified by the Investment Manager as consistent with the Fund’s impact investing framework do not operate as expected when addressing ESG impact. An issuer’s ESG impact or the Investment Manager’s assessment of an issuer’s ESG impact could vary over time, which could cause the Fund to be temporarily invested in investments that do not comply with the Fund’s approach to impact investing. There are significant differences in interpretations of what it means for an issuer to have a positive ESG impact. In implementing the Fund’s impact investment strategy, the Investment Manager may select or exclude investment in certain industries, sectors, regions or countries for reasons other than investment performance. In addition, it may cause the Fund to forego opportunities to buy certain securities that otherwise might be advantageous, or to sell securities when it might otherwise be advantageous to continue to hold those securities. The Fund’s incorporation of ESG criteria into its investment process may cause the Fund to perform differently from a Fund that uses a different methodology to identify and/or incorporate ESG impact criteria or relies solely or primarily on financial metrics. Impact investing is qualitative and subjective by nature. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Investment Manager’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Funds’ principal investment strategies with the investment strategies of other funds that integrate certain “impact” criteria. The investments selected by the Investment Manager as demonstrating certain ESG characteristics may not be the same as those selected by other investment managers as exhibiting those characteristics.

There is a risk that information used by the Investment Manager to evaluate environmental, social and governance (“Impact”) factors may not be readily available, complete, or accurate, which could negatively impact the Investment Manager’s ability to evaluate such factors. The Investment Manager relies on various sources of information to evaluate an opportunity, including information that may be based on assumptions and estimates. To the extent that the Investment Manager references ESG

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

3. Principal Risks (continued)

information from third-party data providers in conducting its proprietary analysis, such information may be incomplete, inaccurate or unavailable. Neither the Fund nor the Investment Manager can offer assurances that the Investment Manager’s investment process or sources of information will provide an accurate assessment of the Fund’s investments. The Investment Manager uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and “impact” practices or the Investment Manager’s or data providers’ assessment of ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of “impact” criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment strategies and/or achieve its investment objective.

LIBOR Risk

LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests have also paid interest at floating rates based on LIBOR. In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, ICE announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar LIBOR settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar LIBOR settings.

On July 29, 2021, the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended the forward-looking Secured Overnight Financing Rate (“SOFR”) term rates proposed by CME Group, Inc. as the replacement for U.S. dollar LIBOR, marking the final step in the ARRC’s Paced Transition Plan implemented to encourage the adoption of SOFR. In addition, as of the date of this prospectus, the current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate (“SONIA”). In July 2020, Bloomberg began publishing fall-backs that the International Swaps and Derivatives Association (“ISDA”) intends to implement in lieu of LIBOR with respect to swaps and derivatives. Given the inherent differences between LIBOR and SOFR, or any other alternative Benchmark Rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which Benchmark Rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement Benchmark Rate(s) will attain market acceptance.

Any transition away from LIBOR to one or more alternative Benchmark Rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, will cease to exist as a global benchmark going forward. Until an alternative Benchmark Rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

3. Principal Risks (continued)

and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Fund’s investments.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk of loss and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) issuing preferred stock or preferred debt, (iii) swap agreements or other derivative instruments, or (iv) a combination of these methods. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

3. Principal Risks (continued)

such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Private Markets Risk

The securities in which the Fund, directly or indirectly, may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Repurchase Offers

The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

Coronavirus (COVID-19)

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. COVID-19 and its variants have caused the closing of international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Russia/Ukraine Risk

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

4. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAV’s provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

At April 30, 2022, the Fund had an investment in a private company of $1,268,416 that did not qualify for the practical expedient because the investment is not being fair valued by the underlying manager. Private companies not qualifying for practical expedient were valued by the Fund. Investments in private investment companies that do not qualify for practical expedient are categorized in Level 3 of the fair value hierarchy.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

4. Fair Value of Investments (continued)

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost such as collectiblity or other credit issues. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of April 30, 2022. During the period ended April 30, 2022, the Investment Manager determined there were no material changes in interest rates or fundamental changes. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. As a general matter, the Fund values its investments in direct equities through a discounted cash flow or market approach method. However, direct equities held by the Fund as of April 30, 2022 were valued at its recent transaction price. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of April 30, 2022. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Private Investment Companies	$—	$—	$1,268,416	$605,504	$1,873,920
Credit Facilities	—	—	3,769,823	—	3,769,823
Direct Equities	—	—	52,000	—	52,000
Investments in Public Securities	104,248	—	—	—	104,248
Short-Term Investments	623,176	—	—	—	623,176
Total Assets	$727,424	$—	$5,090,239	$605,504	$6,423,167

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period ended April 30, 2022:

	Private Investment Companies	Credit Facilities	Direct Equities
November 1, 2021 (commencement of operations)	$—	$—	$—
Realized gains (losses)	—	—	—
Unrealized gains (losses)	68,416	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Purchases	1,200,000	3,822,530	52,000
Sales	—	(52,706)	—
April 30, 2022	$1,268,416	$3,769,823	$52,000

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

4. Fair Value of Investments (continued)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2022.

Investment	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in Input
Private Investment Companies	$1,268,416	Income Approach	Preferred return	12.00%	N/A	Increase
Credit Facilities	3,769,823	Market Approach	Recent transaction price	N/A	N/A	Increase
Direct Equities	52,000	Market Approach	Recent transaction price	N/A	N/A	Increase

5. Capital Stock

The Fund is authorized to offer Shares designated as Institutional Class Shares. While the Fund presently offers a single class of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Institutional Class Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5)differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act.

The minimum initial investment in Institutional Class Shares by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below the minimum with respect to Institutional Class Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. The purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

The Institutional Class Shares are not subject to any initial sales charge.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Fund. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding Shares on the repurchase request deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the Shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. As the Fund was newly organized, for the period ended April 30, 2022, there were no repurchase offers made by the Fund.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

6. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.25% on an annualized basis of the Fund’s “Managed Assets.” “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities(other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each month-end, subject to certain adjustments.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.75% of the average daily net assets of Institutional Class Shares (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75% of the average daily net assets of Institutional Class Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit at the time of the recoupment. The Expense Limitation and Reimbursement Agreement is in effect until October 1, 2023. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter. This Agreement may be terminated at any time by the Fund’s Board of Trustees upon thirty (30) days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

For the period ended April 30, 2022, the Investment Manager has not recovered all of its previously waived fees totaling $250,586. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation. Total waived fees of $378,636 consist of organizational costs of $128,050, which are eligible for recoupment no later than October 15, 2024, and waived fees of $217,868 for the period November 1, 2021 (commencement of operations) through April 30, 2022 which are eligible for recoupment no later than April 30, 2025. The Investment Manager has also voluntarily waived fees equal to the amount of federal income tax expense payable by the Fund. These waived fees are not eligible for recoupment.

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund.

The Fund has retained an administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund management and the Administrator.

A trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the trustee or officer affiliated with the Fund’s Administrator. For the period ended April 30, 2022, the Fund’s allocated fees incurred for directors are reported on the Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

7. Related Party Transactions

At April 30, 2022, the Investment Manager and its affiliates owned 100% of the Fund’s net assets.

8. Federal Income Taxes

At April 30, 2022, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of Investments	$6,336,997
Gross Unrealized Appreciation	$86,170
Gross Unrealized Depreciation	—
Net Unrealized Appreciation/(Depreciation)	$86,170

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period November 1, 2021 (commencement of operations) through April 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(267)	$267

As of April 30, 2022 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized appreciation/depreciation on investments	86,170
Total distributable earnings	$86,170

The tax character of the distribution paid during the fiscal period November 1, 2021 (commencement of operations) through April 30, 2022 were as follows:

Distributions paid from:	2022
Ordinary income	$68,535
Net long term capital gains	—
Return of Capital	26,672
Total distributions paid	$95,207

The Fund is a Corporation for income tax purposes and is therefore obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

8. Federal Income Taxes (continued)

The Fund recorded a provision for income tax expenses (benefit) for the period November 1, 2021 (commencement of operations) through April 30, 2022, in the amount of $32,488 for its federal tax liabilty. Additonally, the Fund recorded a provision for state income tax liabilty of $231. This provision for income tax expenses (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current	$32,718
Deferred	—

As of April 30, 2022, the Fund did not have a deferred tax asset nor deferred tax liability. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The statutory rate and effective federal rate is 21%.

9. Investment Transactions

For the period ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were $5,721,444 and $0, respectively.

10. Commitments

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of April 30, 2022, the Fund had unfunded loan commitments to credit facilities of $2,408,150.

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2022:

Investment Name	Vehicle Type	Fair Value	Total Uncalled	Redemption Frequency	Redemption Notice Period
WindSail Credit QP Fund, L.P.	Private LPs (1)	605,504	—	Quarterly	At least a 60 days’ written notice to the general partner prior to each calendar quarter-end. Withdrawal Gate is 20% of the net asset value of the Master Fund.
	Total	605,504	—

(1)

Private partnerships or credit facilities that are in specialty finance investments. Such partnerships invest in institutional loans to a non-bank, private lender, which uses the capital to make loans in their particular vehicle.

Variant Impact Fund

Notes to Financial Statements
April 30, 2022 (continued)

11. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Fund commenced a repurchase offer on and the results are as follows:

Repurchase Offer
Commencement Date	May 25, 2022
Repurchase Request Deadline	June 15, 2022
Repurchase Pricing Date	June 15, 2022

Net Asset Value as of Repurchase Offer Date
Institutional Class	$26.27

Amount Repurchased
Institutional Class	$0.00

Percentage of Outstanding Shares Repurchased
Institutional Class	0.00%

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Variant Impact Fund

Fund Management (Unaudited)

April 30, 2022

The identity of the members of the Board and the Fund’s officers and brief biographical information as of April 30, 2022 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1-877-770-7717.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

Name, Address And Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	14	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	14	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	12	Trustee, Quaker Investment Trust (2 portfolios) (registered Investment company).

Variant Impact Fund

Fund Management (Unaudited)
April 30, 2022 (continued)

INTERESTED TRUSTEES AND OFFICERS

Name, Address And Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present). President, Investment Managers Series Trust II (registered investment company) (2013 – present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	14	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Robert W. Elsasser Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Principal, Variant Investments, LLC (2017-Present); Director of Fixed Income, CTC myCFO (2010-2016)	N/A	N/A
Curtis Fintel Year of Birth: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017-Present); Chief Investment Strategist, CTC myCFO (2006-2016)	N/A	N/A

Variant Impact Fund

Fund Management (Unaudited)
April 30, 2022 (continued)

INTERESTED TRUSTEES AND OFFICERS (Continued)

Name, Address And Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm ((2017 – 2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008 – 2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*

As of April 30, 2022, the fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, Corbin Multi-Asset Strategy Fund, LLC, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund and First Trust Alternative Opportunities Fund.

**	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Variant Impact Fund

Other Information (Unaudited)

April 30, 2022

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-877-770-7717 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-877-770-7717.

Approval of Investment Management Agreement

At an organizational meeting of the Board of Trustees (the “Board”) held on September 8, 2021 (the “Meeting”), by a unanimous vote, the Board, including a majority of trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”) voting separately, approved the Investment Management Agreement between the Investment Manager and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from third parties and management of the Investment Manager about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement nor are the items described herein all-encompassing of the matters considered by the Board. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Meeting was held by videoconference.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Board considered the investment experience of the Investment Manager. The Board noted that the Investment Manager acts as the investment adviser to a similarly-structured investment product and reviewed relevant performance history. However, because the Fund had not yet commenced operations, the Board was not able to consider Fund performance.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the proposed advisory fee rate and estimated total expense ratio of the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds prepared by an independent third party. In addition, the Board noted that the Investment Manager proposed to contractually limit total annual operating expenses until assets support the expenses of the Fund. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

Variant Impact Fund

Other Information (Unaudited)
April 30, 2022 (continued)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee under the Investment Management Agreement. The Board noted that since the Fund’s advisory fee does not have breakpoints, the advisory fee would not create economies of scale as the Fund grows.

Profitability of Investment Manager

The Board considered and reviewed pro-forma information concerning the estimated costs to be incurred and profits expected to be realized by the Investment Manager from the Investment Manager’s relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning the Investment Manager’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market other funds managed by the Investment Manager. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two-year term.

Variant Impact Fund

Other Information (Unaudited)
April 30, 2022 (continued)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-770-7717.

Variant Impact Fund

Other Information (Unaudited)
April 30, 2022 (continued)

Privacy Policy (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● sharing for affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Variant Investments, LLC and UMB Fund Services, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

(b) Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the registrant's first fiscal year (from the registrant's commencement of operations on November 1, 2021 through April 30, 2022) for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $30,000.

Audit-Related Fees

(b) The aggregate fees billed for the registrant's first fiscal year (from the registrant's commencement of operations on November 1, 2021 through April 30, 2022) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,500.

Tax Fees

(c) The aggregate fees billed for the registrant's first fiscal year (from the registrant's commencement of operations on November 1, 2021 through April 30, 2022) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,000.

All Other Fees

(d) The aggregate fees billed for the registrant's first fiscal year (from the registrant's commencement of operations on November 1, 2021 through April 30, 2022) for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $4,279.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

(b) 100%

(c) 100%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year ended April 30, 2022 of the registrant was $0.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 (a) of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures

For most fixed income investments, the voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. The Investment Manager does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

The Investment Manager also votes proxies related to equity securities held in discretionary portfolios. Additionally, the Investment Manager may vote proxies or other matters on the closed end funds, BDCs, private funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the Fund’s shareholders.

For the Variant Impact Fund, the Investment Manager will also prioritize consistency with the Fund’s Impact Investing Framework in determining its vote.

The Investment Manager may delegate our responsibilities under the Proxy Policy to a third party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The Portfolio Managers are responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Chief Compliance Officer shall identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Variant Investments LLC (the "Investment Manager"), who are primarily responsible for the day-to-day portfolio management of Variant Impact Fund (the "Fund") as of April 30, 2022:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Robert W. Elsasser	President	Since Inception	Principal, Variant Investments LLC (2017-Present)	Portfolio Management
Curt Fintel	Treasurer	Since Inception	Principal, Variant Investments LLC (2017-Present)	Portfolio Management
J.B. Hayes	Principal	Since Inception	Principal, Variant Investments LLC (2017-Present)	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Variant Impact Fund, for which personnel of the Investment Manager are primarily responsible for the day-to-day portfolio management as of April 30, 2022:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert W. Elsasser	$0	$0	$0	1 account $1.860 billion	$0	$0
Curt Fintel	$0	$0	$0	1 account $1.860 billion	$0	$0
J.B. Hayes	$0	$0	$0	1 account $1.860 billion	$0	$0

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Manager have individually adopted codes of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

(a)(3) Compensation Structure of Portfolio Manager

As of April 30, 2022, total compensation paid to each Portfolio Manager includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. These individuals will also participate in a 401K program and receive medical/dental insurance benefits on the same basis as other officers of the Investment Manager.The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2022:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Curt Fintel	$100,001 - $500,000
J.B. Hayes	Under $100,000
Robert Elsasser	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Variant Impact Fund

By (Signature and Title)*	/s/Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)

Date	July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)

Date	July 8, 2022

By (Signature and Title)*	/s/Curt Fintel
Curt Fintel, Treasurer
(Principal Financial Officer)

Date	July 8, 2022

*	Print the name and title of each signing officer under his or her signature.